EMERGENT CAPITAL, INC., as
Issuer and

WILMINGTON TRUST, NATIONAL ASSOCIATION, as
Indenture Trustee

Second Supplemental Indenture

Dated as of December 10, 2018
to
Amended and Restated Indenture

Dated as of July 28, 2017

SECOND SUPPLEMENTAL INDENTURE, (this “Second Supplemental Indenture”), dated as of December 10, 2018 (the “Second Supplemental Effective Date”) between EMERGENT CAPITAL, INC., a corporation duly organized and existing under the laws of the State of Florida (herein called the “Issuer”), having its principal office at 5355 Town Center Road, Suite 701, Boca Raton, Florida 33486, and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Indenture Trustee (solely in such capacity, the “Indenture Trustee”).

RECITALS OF THE ISSUER

The Issuer and the Indenture Trustee are parties to that certain Amended and Restated Indenture, dated as of July 28, 2017, as supplemented by that certain First Supplemental Indenture (collectively, the “Indenture”), dated as of January 10, 2018, providing for the issuance of the Issuer’s 8.5% senior secured notes due July 15, 2021.

Section 8.02(a) of the Indenture provides that, with the written consent of each affected Holder, the Issuer and the Indenture Trustee may enter into an indenture supplement to amend certain provisions of the Indenture and the Notes.

All the conditions and requirements necessary to make this Second Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, from time to time, of the Notes, as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

Section 1.1.    Relation to Indenture. This Second Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2.    Definitions. For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided for herein or unless the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Second Supplemental Indenture.

ARTICLE II

AMENDMENTS

Section 2.1.    Definitions. Section 1.01 of the Indenture is amended as follows.

(a)The definition of “Additional Notes” is hereby amended and restated in its entirety as follows:

“Additional Notes” means additional 8.5% senior secured notes due July 15, 2021 (other than the Initial Notes) issued under this Indenture in accordance with Section 2.02 hereof after the Initial Issuance Date, as part of the same series as the Initial Notes; provided, however, that the aggregate principal amount of the Additional Notes may not exceed $70.0 million less the aggregate principal amount of the Initial Notes; provided, further, that, to the extent that the sum of PIK Payments, together with the outstanding principal amount of Initial Notes and Additional Notes, shall exceed $70.0 million, such excess as a result of any PIK Payments shall be deemed authorized and permitted. The Additional Notes will be treated as a single class with the Initial Notes for all purposes, including waivers, amendments, redemptions and offers to purchase.

(b)The definition of “Initial Notes” is hereby amended and restated in its entirety as follows:

“Initial Notes” means the 8.5% senior secured notes due July 15, 2021 issued under this Indenture on the Initial Issue Date, as amended, amended and restated or otherwise modified.

(c)The following definition of “Non-Consenting Holders” is incorporated in the appropriate alphabetical order:

“Non-Consenting Holders” has the meaning specified in Section 2.03(b).”

(d)The definition of “Note Interest Rate” is hereby amended and restated in its entirety as follows:

““Note Interest Rate” means 8.5% per annum, provided that with each PIK Payment (including, for the avoidance of doubt, the 2018 PIK Payment) to a Noteholder, such Holder shall also automatically receive (without any further act) in the same form as the PIK Payment, for the applicable Interest Period, an amount equal to 3.0% per annum of the PIK Principal Amount.”

(e)The following definition of “PIK Payment” is incorporated in the appropriate alphabetical order:

““PIK Payment” means the amount designated by the Issuer in an Issuer Order as the non-cash accrued interest for the related Payment Date; provided, that, any such amount so designated shall be added to the outstanding Note Balance of such Notes in respect of the PIK

Principal Amount and shall thereafter constitute only principal (and not interest) for all purposes of this Indenture and the Notes.”

““PIK Principal Amount” means (i) with respect to Holders who irrevocably elected a PIK Payment on or prior to the Second Supplemental Effective Date, that portion of the Note Balance of Notes held by such Holder for which such Holder made such irrevocable election and (ii) in the event the second proviso in the second sentence of Section 2.03(b) is applicable, the entirety of the Note Balance of Notes held by such successor or assign of a Non-Consenting Holder, other than an Affiliate of such Non-Consenting Holder.”

(f)The following definition of “Second Supplemental Effective Date” is incorporated in the appropriate alphabetical order:

““Second Supplemental Effective Date” means December 10, 2018.”

Section 2.2.    Forms; Denominations. Section 2.01 the Indenture is hereby amended and restated in its entirety as follows:

“Each Note shall be issued in physical, registered form only in initial denominations of not less than $25,000 and in integral multiples of $1,000 in excess thereof (subject to any PIK Payments made hereunder which shall be rounded up to the nearest whole dollar). The Notes will be substantially in the form attached hereto as Exhibit A-1 or Exhibit A-2, as applicable; provided that any of the Notes may be issued with appropriate insertions, omissions, substitutions and variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any Requirements of Law or any other applicable law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage. The maximum principal amount of Notes to be issued hereunder is $70,000,000; provided, that, to the extent that the sum of PIK Payments, together with the outstanding principal amount of Initial Notes and Additional Notes, shall exceed $70,000,000, such excess as a result of any PIK Payments shall be deemed authorized and permitted.”

Section 2.3.    Interest, Payment of Note Balance of Outstanding Notes. Section 2.03(b) is hereby amended and restated in its entirety as follows:

“Accrued interest shall be due and payable in cash and/or, at the Issuer’s election in writing reflected in or accompanied by an Issuer Order provided to the Indenture Trustee and Holders no later than 10 calendar days’ in advance of any Payment Date with respect to which such election is being made, a PIK Payment, or following declaration of acceleration pursuant to Section 5.02, on demand. From and after the Second Supplemental Effective Date to the Maturity Date of the Notes, in the event the Issuer elects to make a PIK Payment with respect to any Payment Date, all Holders, including each such Holder’s successors and permitted assigns, shall receive PIK Payments in respect of such Holder’s PIK Principal Amount; provided, that, Holders who elected in writing on or prior to the Second Supplemental Effective Date to receive cash payments in lieu of PIK Payments with respect to the applicable Note Balance of such Holder’s Note (the “Non-Consenting

Holders”) shall not receive PIK Payments with respect to such portion of such Note Balance for which such election was made; provided, further, that any successor or assign of a Non-Consenting Holder, other than an Affiliate of such Non-Consenting Holder, shall receive PIK Payments with respect to the entirety of the relevant Note Balance, when so elected by the Issuer with respect to any Payment Date. The Issuer shall pay to the Holders (other than the Non-Consenting Holders), and any such Holder shall accept, the PIK Payment for the Interest Period ending on December 15, 2018 (the “2018 PIK Payment”). The Indenture Trustee shall be entitled to rely conclusively on a written certification by any Non-Consenting Holder, including as may be indicated on Exhibit B-1, with respect to whether any successor or assign is an Affiliate thereof, with no duty to make any investigation or determination.”
Section 2.4     Payment on Notes.

(a)    Section 2.08(a) the Indenture is hereby amended and restated in its entirety as follows:

“(a) With respect to each Payment Date, any cash interest, payable on the Notes shall be paid to the Person that is the registered Holder thereof at the close of business on the related Record Date (subject to the special record date provisions of this Indenture) and any PIK Payment shall be paid by adding such amount to the outstanding Note Balance of the relevant Notes on such Record Date. Principal, premium, if any, and cash interest on the Notes shall be payable at the office or agency of the Issuer maintained for such purpose. The Note Balance increases caused by the addition of the PIK Payment shall be evidenced in writing only by the Issuer, which writing shall be (x) evidenced in the form of an Issuer Order delivered to the Indenture Trustee as set forth in and subject to Section 2.08(e) and (y) deemed correct and shall be conclusive, binding and final for all purposes, absent manifest error. In lieu of the issuance of Additional Notes reflecting the change of a Note Balance due to any PIK Payment, the Indenture Trustee shall keep a written record of each such PIK Payment in a ledger it shall maintain for such purpose. Payments of cash interest, principal and other amounts on the Notes shall be made by wire transfer to such account as such Holder shall designate by written instruction received by the Indenture Trustee not later than five Business Days prior to the applicable Payment Date. Such payments shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.”

(b)    The last paragraph of Section 2.08 is hereby revised to insert “(e)” in the beginning of the paragraph immediately before the word “The”.

Section 2.5    Exhibit A. Exhibit A of the Indenture is hereby deleted in its entirety and replaced by the forms of Note – PIK Holder and Note – Non-Consenting Holder, attached hereto as Exhibit A-1 and Exhibit A-2, respectively.

Section 2.6     Exhibit B-1. Exhibit B-1 of the Indenture is hereby deleted in its entirety and replaced by the form of Transferor Certificate attached hereto as Exhibit B-1.

Section 2.7     Exhibit B-2. Exhibit B-2 of the Indenture is hereby deleted in its entirety and replaced by the form of Transferor Certificate attached hereto as Exhibit B-2.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1.    Ratification of Indenture.     Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

Section 3.2.     Recitals, etc.    The recitals contained herein shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Second Supplemental Indenture or any related document or as to the perfection or priority of any security interest herein or therein. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

Section 3.3.    Direction to Indenture Trustee. The Issuer hereby authorizes and directs the Indenture Trustee to execute and deliver this Second Supplemental Indenture.

Section 3.4 Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.5.     Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year written above.

EMERGENT CAPITAL, INC.

By:	/s/ Patrick J. Curry
Name:	Patrick J. Curry
Title:	President and Chief Executive Officer

WILMINGTON TRUST NATIONAL ASSOCIATION
solely as Indentured Trustee and not in its individual capacity

By:	/s/ Robert J. Donaldson
Name:	Robert J. Donaldson
Title:	Vice President

Exhibit A-1
Form of Note – PIK Holder

EXHIBIT A-1

FORM OF NOTE
PIK HOLDER

EMERGENT CAPITAL, INC.

8.5% SENIOR SECURED NOTE DUE 2021

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OR “BLUE SKY” LAWS OF ANY STATE AND HAS BEEN SOLD IN RELIANCE ON AN EXEMPTION PROVIDED IN THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS; THEREFORE, THIS NOTE MAY NOT BE RESOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION EXEMPTED FROM REGISTRATION UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS AND UNTIL ANY ADDITIONAL TRANSFER RESTRICTIONS IN THE INDENTURE ARE SATISFIED.

[CANADIAN RESTRICTED LEGEND TO BE INSERTED ON NOTES ISSUED TO CANADIAN HOLDERS: UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.]

Note No.: [        ]

Note Balance: [ ]	Dated: [ ]

[Name of Registered Holder]

Registered Holder

This Note (this “Note”) has been issued by Emergent Capital, Inc., a Florida corporation (the “Issuer”) in the Note Balance of [           ] (US$[        ]) to [Name of Purchaser] or its registered assigns. This Note is being issued pursuant to that certain Amended and Restated Indenture (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “Indenture”) dated as of July 28, 2017, by and among the Issuer and Wilmington Trust, National Association, a national banking association as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have their respective meanings as set forth in the Indenture. This Note is entitled to the benefits of the Indenture. Reference is hereby made to the Indenture for a statement of the rights thereunder of the Issuer, the Indenture Trustee (in each capacity thereunder) and the Holders of the Notes, and the terms upon which the Notes are authenticated and delivered.

This Note shall accrue interest on the Note Balance of this Note at the Note Interest Rate calculated based on the actual number of days elapsed and a 360-day year. Interest on this Note shall be payable in cash in arrears on the Payment Date; provided, that, PIK Payments shall be paid by adding such amount to the outstanding Note Balance of this Note on the related Payment Date. Interest (including post-petition interest in any proceeding under the Bankruptcy Law whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on overdue principal, premium, if any, and interest shall accrue (without regard to any applicable grace period) at the rate equal to the then applicable interest rate on the Notes to the extent lawful.  Interest on overdue installments of interest without regard to any applicable grace period shall accrue at the rate equal to 2.0% per annum to the extent lawful and shall be payable in cash in accordance with the Indenture.

The Note Balance of this Note plus any accrued interest shall be due and payable on the Maturity Date, unless the Note Balance and accrued interest of this Note becomes due and payable (and is so paid) at an earlier date by declaration of acceleration, call for redemption, or otherwise pursuant to the Indenture.

This Note is subject to optional and mandatory redemption in accordance with the Indenture. With respect to each Payment Date, any interest payable on this Note shall be paid to the Person that is the registered Holder thereof at the close of business on the related Record Date (subject to the special record date provisions of the Indenture). Principal, premium, if any, and cash interest on the Notes shall be payable at the office or agency of the Issuer maintained for such purpose. Payments of cash interest, if any, principal and other amounts on the Notes shall be made by wire transfer to such account as such Holder shall designate by written instruction received by the Indenture Trustee not later than five Business Days prior to the applicable Payment Date. Such payments shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. PIK Payments shall be paid by adding such amount to the outstanding Note Balance of this Note on the related Payment Date and shall be recorded in a ledger maintained by the Indenture Trustee for such purposes in accordance with Section 2.08(a) of the Indenture.

This Note is a registered promissory note and, subject to the provisions of the Indenture (including, without limitation, Section 2.03(b) and Section 2.04 thereof), upon surrender of this Note for registration of transfer or exchange in the Note Register of the Note Registrar (and in the case of a surrender for registration of transfer in the Note Register of the Note Registrar, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder in respect of this Note in form satisfactory to the Note Registrar), one or more new Notes for a like aggregate principal amount will be issued to, and registered in the name of, the transferee. Prior to the due presentment for registration and transfer, the Issuer and the Indenture Trustee may treat the Person in whose name this Note is registered (subject to the Record Date and special record date provisions of the Indenture) as the Holder in the Note Register as the owner of this Note for the purpose of receiving payment and for all other purposes of this Note and the Indenture. Notwithstanding anything to the contrary herein, the right to receive payments of interest and principal under this Note shall be transferable only upon surrender for cancellation of this Note, and the issuance of a new Note registered in the name of the transferee in the Note Register. The Note Registrar may require any Holder, among other things, to furnish any appropriate endorsements and transfer documents, and to have signatures guaranteed by an “eligible guarantor institution” that is a member or participant in a recognized “signature guarantee program” (e.g., the securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program).

This Note will be secured by the Collateral on the terms and subject to the conditions set forth in the Indenture and the Security Documents. The Indenture Trustee holds the Collateral in trust for the benefit of the Indenture Trustee and the Holders, in each case pursuant to the Security Documents.

The Indenture Trustee and any agent of the Indenture Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof for the purpose of adding to, changing or eliminating certain provisions of the Indenture or of modifying the rights of the Holders thereunder with the consent of Holders as specified in the Indenture. Any such consent or waiver thereof shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

It is understood and agreed by the Holder of this Note that (a) this Note is being authenticated and delivered by the Indenture Trustee in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Indenture Trustee but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington

Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Holder hereof and by any person claiming by, through or under the Holder hereof, and (d) under no circumstances shall Wilmington Trust, National Association, be personally liable for the payment of any indebtedness or expense of the Issuer or any other Person or be liable for the breach or failure of any warranty or covenant made or undertaken by the Issuer under this Note or the Indenture.

This Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to the conflict of law provisions thereof, other than 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee (or the Indenture Trustee’s Authenticating Agent designated pursuant to the terms of the Indenture) whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

[Signature follows on next page.]

IN WITNESS WHEREOF, Emergent Capital, Inc. has caused this Note to be duly executed.

EMERGENT CAPITAL, INC.

By:
Name:
Title:

302810903 v2

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

Dated: [                ]

302810903 v2

Exhibit A-2
Form of Note – Non-Consenting Holder

302810903 v2

EXHIBIT A-2

FORM OF NOTE
NON-CONSENTING HOLDER

EMERGENT CAPITAL, INC.

8.5% SENIOR SECURED NOTE DUE 2021

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OR “BLUE SKY” LAWS OF ANY STATE AND HAS BEEN SOLD IN RELIANCE ON AN EXEMPTION PROVIDED IN THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS; THEREFORE, THIS NOTE MAY NOT BE RESOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION EXEMPTED FROM REGISTRATION UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS AND UNTIL ANY ADDITIONAL TRANSFER RESTRICTIONS IN THE INDENTURE ARE SATISFIED.

[CANADIAN RESTRICTED LEGEND TO BE INSERTED ON NOTES ISSUED TO CANADIAN HOLDERS: UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.]

Note No.: [        ]

Note Balance: [ ]	Dated: [ ]

[Name of Registered Holder]

Registered Holder

This Note (this “Note”) has been issued by Emergent Capital, Inc., a Florida corporation (the “Issuer”) in the Note Balance of [           ] (US$[        ]) to [Name of Purchaser] or its registered assigns. This Note is being issued pursuant to that certain Amended and Restated Indenture (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “Indenture”) dated as of July 28, 2017, by and among the Issuer and Wilmington Trust, National Association, a national banking association as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have their respective meanings as set forth in the Indenture. This Note is entitled to the benefits of the Indenture. Reference is hereby made to the Indenture for a statement of the rights thereunder of the Issuer, the Indenture Trustee (in each capacity thereunder) and the Holders of the Notes, and the terms upon which the Notes are authenticated and delivered.

This Note shall accrue interest on the Note Balance of this Note at the Note Interest Rate calculated based on the actual number of days elapsed and a 360-day year. Interest on this Note shall be payable in cash in arrears on the Payment Date. Interest (including post-petition interest in any proceeding under the Bankruptcy Law whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on overdue principal, premium, if any, and interest shall accrue (without regard to any applicable grace period) at the rate equal to the then applicable interest rate on the Notes to the extent lawful.  Interest on overdue installments of interest without regard to any applicable grace period shall accrue at the rate equal to 2.0% per annum to the extent lawful and shall be payable in cash in accordance with the Indenture.

302810903 v2

The Note Balance of this Note plus any accrued interest shall be due and payable on the Maturity Date, unless the Note Balance and accrued interest of this Note becomes due and payable (and is so paid) at an earlier date by declaration of acceleration, call for redemption, or otherwise pursuant to the Indenture.

This Note is subject to optional and mandatory redemption in accordance with the Indenture. With respect to each Payment Date, any interest payable on this Note shall be paid to the Person that is the registered Holder thereof at the close of business on the related Record Date (subject to the special record date provisions of the Indenture). Principal, premium, if any, and interest on the Notes shall be payable at the office or agency of the Issuer maintained for such purpose. Payments of interest, principal and other amounts on the Notes shall be made by wire transfer to such account as such Holder shall designate by written instruction received by the Indenture Trustee not later than five Business Days prior to the applicable Payment Date. Such payments shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Any successor or assign of a Non-Consenting Holder, other than an Affiliate of such Non-Consenting Holder, shall receive PIK Payments when so elected by the Issuer with respect to any Payment Date.

This Note is a registered promissory note and, subject to the provisions of the Indenture (including, without limitation, Section 2.03(b) and Section 2.04 thereof), upon surrender of this Note for registration of transfer or exchange in the Note Register of the Note Registrar (and in the case of a surrender for registration of transfer in the Note Register of the Note Registrar, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder in respect of this Note in form satisfactory to the Note Registrar), one or more new Notes for a like aggregate principal amount will be issued to, and registered in the name of, the transferee. Prior to the due presentment for registration and transfer, the Issuer and the Indenture Trustee may treat the Person in whose name this Note is registered (subject to the Record Date and special record date provisions of the Indenture) as the Holder in the Note Register as the owner of this Note for the purpose of receiving payment and for all other purposes of this Note and the Indenture. Notwithstanding anything to the contrary herein, the right to receive payments of interest and principal under this Note shall be transferable only upon surrender for cancellation of this Note, and the issuance of a new Note registered in the name of the transferee in the Note Register. The Note Registrar may require any Holder, among other things, to furnish any appropriate endorsements and transfer documents, and to have signatures guaranteed by an “eligible guarantor institution” that is a member or participant in a recognized “signature guarantee program” (e.g., the securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program).

This Note will be secured by the Collateral on the terms and subject to the conditions set forth in the Indenture and the Security Documents. The Indenture Trustee holds the Collateral in trust for the benefit of the Indenture Trustee and the Holders, in each case pursuant to the Security Documents.

The Indenture Trustee and any agent of the Indenture Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof for the purpose of adding to, changing or eliminating certain provisions of the Indenture or of modifying the rights of the Holders thereunder with the consent of Holders as specified in the Indenture. Any such consent or waiver thereof shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

It is understood and agreed by the Holder of this Note that (a) this Note is being authenticated and delivered by the Indenture Trustee in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Indenture Trustee but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Holder hereof and by any person claiming

302810903 v2

by, through or under the Holder hereof, and (d) under no circumstances shall Wilmington Trust, National Association, be personally liable for the payment of any indebtedness or expense of the Issuer or any other Person or be liable for the breach or failure of any warranty or covenant made or undertaken by the Issuer under this Note or the Indenture.

This Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to the conflict of law provisions thereof, other than 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee (or the Indenture Trustee’s Authenticating Agent designated pursuant to the terms of the Indenture) whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

[Signature follows on next page.]

302810903 v2

IN WITNESS WHEREOF, Emergent Capital, Inc. has caused this Note to be duly executed.

EMERGENT CAPITAL, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

Dated: [                ]

Exhibit B-1
Form of Transferor Certificate

EXHIBIT B-1

FORM OF TRANSFEROR CERTIFICATE

[Date]

[NOTE REGISTRAR]

Re:                       EMERGENT CAPITAL, INC.
8.5% Senior Secured Notes (the “Notes”)

Ladies and Gentlemen:

This letter relates to the sale or other transfer by the undersigned transferor[s] (the “Transferor[s]”) to the transferee(s) identified in Annex A hereto (the “Transferee(s)”) of the Note Balance(s) of Notes identified in Annex A hereto (the “Transferred Notes”). The Transferred Notes were issued pursuant to that certain Amended and Restated Indenture (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “Indenture”) dated as of July 28, 2017, by and among the Issuer and Wilmington Trust, National Association, a national banking association as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

The Transferor[s] hereby certif[y][ies], represent[s] and warrant[s] to you, as Note Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee(s), that the Transferred Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture, (ii) in reliance upon and in compliance with an exemption from the registration requirements of the Securities Act and the regulations promulgated thereunder and (iii) to a Person that [is][is not] an Affiliate of the Transferor.

TRANSFEROR[S]

[Name of Transferor]

By:
Name:
Title:

cc:

ANNEX A
DESCRIPTION OF NOTES

Transferor[s]	Transferee(s)	Note Balance of Notes Transferred

Exhibit B-2
Form of Transferee Certificate

EXHIBIT B-2

FORM OF TRANSFEREE CERTIFICATE

[Date]

[NOTE REGISTRAR]

Re:                       EMERGENT CAPITAL, INC.
8.5% Senior Secured Notes (the “Notes”)

Ladies and Gentlemen:

This letter relates to the sale or other transfer by the holder(s) of the Notes described in Annex A hereto (the “Transferor(s)”) to the undersigned transferee[s] (the “Transferee[s]”) of the Note Balance(s) of Notes identified in Annex A hereto (the “Transferred Notes”). The Transferred Notes were issued pursuant to that certain Amended and Restated Indenture (as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “Indenture”) dated as of July 28, 2017, by and among the Issuer and Wilmington Trust, National Association, a national banking association as indenture trustee (the “Indenture Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

In connection with our proposed purchase or other acquisition of $   aggregate Note Balance of Transferred Notes, we confirm that:

1.                                      We understand that any subsequent transfer of the Transferred Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Transferred Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the “Securities Act”).

2.                                      We understand that the offer and sale or other transfer of the Transferred Notes have not been registered under the Securities Act, and that the Transferred Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Transferred Notes or any interest therein, we will do so only in accordance with the Securities Act and the regulations promulgated thereunder, and that prior to such transfer the applicable purchaser shall furnish (or have furnished on its behalf by a U.S. broker dealer) to you and to the Issuer a signed letter substantially in the form of this letter.

3.                                      We understand that, on any proposed resale of the Transferred Notes or beneficial interest therein in accordance with paragraph 4(a) of this letter, we will be required to furnish to you and the Issuer such certifications, legal opinions and other information as you and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Transferred Notes purchased by us will bear a legend to the foregoing effect.

4.                                      We are either (one must be checked):

(a) ☐ in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S under the Securities Act and an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Transferred Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment; or

(b) ☐ a  non-”U.S.  Person”  as  such  term  is  defined  in  Rule  902(k)  of Regulation S under the Securities Act.

If 4(b) above is checked and the undersigned is in Canada, the Issuer and the Indenture Trustee shall include the Canadian Restricted Legend on the Transferred Notes.

5.                                                      If we are a non U.S. person for federal income tax purposes, we confirm that we are (one must be checked):

(a) ☐ a natural individual person;

(b) ☐ treated as a corporation for U.S. federal income tax purposes;

(c) ☐ disregarded for U.S. federal income tax purposes (in which case a copy of this certificate at least insofar as it relates to this paragraph 5 must also be completed and signed by its sole beneficial owner); or

(d) ☐ treated as a partnership for U.S. federal income tax purposes (in which case each partner also has completed as to itself and signed a copy of this certificate and an appropriate IRS Form W-8, a copy of each of which is attached, or, if applicable, has completed as to itself and signed an IRS Form W-9, a copy of which is attached).

6.                                      If we are a non U.S. person for federal income tax purposes, we confirm that we are not a bank, as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

7.                                      If we are a non U.S. person for federal income tax purposes, we confirm that we are not a 10-percent shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or Section 881(c)(3)(B) of the Code.

8.                                      We are not a controlled foreign corporation that is related to the Issuer within the meaning of Section 881(c)(3)(C) of the Code.

10.     We are either (one must be checked):

 (a) ☐ an Affiliate of the Transferor; or

(b) ☐ not an Affiliate of the Transferor.

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a  copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

TRANSFEREE[S]

[Insert Name of Acquiring Investor]

By:
Name:
Title:

ANNEX A DESCRIPTION OF NOTES

Transferor[s]	Transferee(s)	Note Balance of Notes Transferred